SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  September 9, 1999


                                   NELX, Inc.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Kansas                          0-21210                84-0922335
---------------                      ------------           -------------------
(State or other                      (Commission            (IRS Employer
jurisdiction of                      File Number)           Identification No.)
incorporation)


5750 West 60th Avenue, Arvada, Colorado            80003
--------------------------------------------      ----------
(New address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code 304-622-9599
                                                   ------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

         None.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         None.

Item 3.           Bankruptcy or Receivership
                  --------------------------

         None.

Item 4.           Changes in Registrants Certifying Accountant
                  --------------------------------------------

         None.

Item 5.           Other Events
                  ------------

         None.

Item 6.           Appointment of New Directors and Resignation of Directors
                  ---------------------------------------------------------

         John S. Cowan has resigned as a Director to pursue other business interests, effective July 16, 1999.

Item 7.           Financial Statements Pro Forma Financial & Exhibits
                  ---------------------------------------------------

         Financial Statements - None.

         Exhibits - None.

                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 9, 1999


                                             NELX, Inc.


                                                 /s/ Charles L. Stout
                                             By:--------------------------------
                                                 Charles L. Stout, President